Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
5. Commitments and Contingencies

On July 1, 2013 in connection with the Mergers, the Company entered into employment agreements with each of Robert Regular and Limor Regular for their respective appointments as Chief Executive Officer and Chief Operating Officer of the Company. Each of the employment agreements is for a 4-year term. Pursuant to Mr. Regular’s employment agreement, he will receive a base salary of $350 per year and will be eligible to earn an annual performance bonus targeted to be approximately 50% of his base salary upon meeting performance objectives as defined from time to time. Mr. Regular also received an initial stock option grant to purchase 2,400,000 shares of the Company’s common stock.

Pursuant to Ms. Regular’s employment agreement, she will receive a base salary of $225 per year and will be eligible to earn an annual performance bonus targeted to be approximately 50% of her base salary upon meeting performance objectives as defined from time to time. Ms. Regular also received an initial stock option grant to purchase 500,000 shares of Company’s common stock.

On July 22, 2013, the Company appointed Lisa VanPatten as its Chief Financial Officer, replacing Jonathan Ledecky who had been serving as the Company’s Interim Chief Financial Officer. On August 19, 2013, the Company entered into an employment agreement with Ms. VanPatten. She will receive a base salary of $160 per year and will be eligible to earn an annual performance bonus targeted to be $40 if certain performance objectives are met. Ms. VanPatten was also granted options to purchase 500,000 shares of the Company’s common stock.

On December 3, 2013, the Company entered into an employment agreement with Mr. Silberstein in connection with the Health Guru Media acquisition. Under the employment agreement, the Company will employ Mr. Silberstein as President. The term of the employment agreement commenced on December 3, 2013 and expires on December 3, 2017, unless it is terminated earlier as provided therein. Mr. Silberstein will earn an annual base salary of $300. Mr. Silberstein also received a one-time performance bonus in the amount of $125 upon the signing of the employment agreement and will receive an additional bonus payment of $125 payable on July 1, 2014. Mr. Silberstein will also be eligible to earn a yearly performance bonus equal to 50% of his base salary annually if certain mutually agreed upon performance objectives are met. Mr. Silberstein was also granted a five-year stock option to purchase 2,500,000 shares of our common stock at an exercise price of $0.26 per share (the closing bid price on the date of the Employment Agreement), which option vests on a quarterly basis over the term of the Employment Agreement.

Each of the agreements provides for certain payments to the executives in the event of such executives termination. Additionally, upon certain termination events, the options granted to such executives would accelerate.  Each of the employment agreements also contains provisions for the protection of the Company’s intellectual property and for non-compete restrictions in the event of termination of the relevant executive (generally imposing restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers for a period of one year following termination).

Kitara Media has two leases which expire in September 2014.  Rent expense for the years ended December 31, 2013 and 2012 was $247 and $211 respectively.  Health Guru Media had a lease which was set to terminate in September 2015.  In January 2014, this lease was terminated, effective April 30, 2014, which required the payment of a termination fee of $50.